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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  June 12, 1997
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                       Pioneer Commercial Funding Corp.
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              (Exact Name of Registrant as Specified in Charter)

      New York                        0-24940                   13-376343
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(State of Other Jurisdiction       (Commission             (IRS Employer
 of Incorporation)                 File Number)             Identification No.)


         6650 Reseda Blvd., Reseda, CA                          91335
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code (818) 776-0590
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(Former Name or Former Address, if Changed Since Last Report)

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ITEM 8.  CHANGE IN FISCAL YEAR.

     As of June 12, 1997, the Registrant determined to change its fiscal year from that used by the Registrant through the fiscal year ended on March
     31, 1997. The Board of Directors of the Registrant elected to fix the fiscal year of the Registrant to be a calendar year beginning January 1 and ending December 31. The Registrant will file its next annual report on Form 10-KSB for the transition period of nine months commencing on April 1, 1997 and ending December 31, 1997.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PIONEER COMMERCIAL FUNDING CORP.



Date: June 25, 1997                     By: /s/ M. Albert Nissim
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                                            M. Albert Nissim
                                            President